                                                                    Exhibit 10.3

                             STOCK PLEDGE AGREEMENT
                             ----------------------

     THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made and entered into as of July 1, 2003, by and among DANKA OFFICE IMAGING COMPANY and DANKA HOLDING COMPANY, each a Delaware corporation (sometimes hereafter individually referred to as "Pledgor" and sometimes jointly referred to as the "Pledgors") and FLEET CAPITAL CORPORATION, a Rhode Island corporation, as Agent (the "Agent") for each of the financial institutions (the "Lenders" and collectively with the Agent, the "Lenders") now or hereafter party to the Loan Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Loan Agreement.

                                  WITNESSETH:
                                  -----------

     WHEREAS, the Pledgors, the Agent and the Lenders have entered into that certain Loan and Security Agreement dated as of the date hereof (as amended, supplemented or replaced from time to time, the "Loan Agreement"); and

     WHEREAS, each Pledgor desires to pledge to the Agent for the ratable benefit of the Lenders to secure the payment and performance of all Obligations under the Loan Agreement of all of its interest in all of the issued and outstanding shares of common stock now and hereafter owned by such Pledgor of each of its Domestic Subsidiaries (all such capital stock hereafter referred to as the "Pledged Stock"); and

     WHEREAS, each Pledgor will materially benefit from the loans and advances to be made and the letters of credit to be issued under the Loan Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

     1.   Pledge of Stock; Other Collateral.

          1.1. As collateral security for the payment and performance of all of the Obligations, as defined in the Loan Agreement (collectively, the "Obligations"), and subject to Section 10 hereof, each Pledgor hereby pledges and collaterally assigns to the Agent for the benefit of the Lenders, and grants to the Agent for the benefit of the Lenders pursuant to the New York Uniform Commercial Code (the "UCC") security interest in the Pledged Stock and all of the following:

               (a) all cash, securities, dividends, rights, interests and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock, other than dividends permitted to be retained by such Pledgor under the Loan Agreement; and

               (b) all other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock.

All such Pledged Stock, certificates, instruments, cash, securities, interest, dividends, rights and other property referred to in this Section 1, other than dividends issued in respect of such Pledged Stock that are permitted to be retained by such Pledgor under the Loan Agreement, are herein collectively referred to as the "Collateral." All of the Pledged Stock is owned by the respective Pledgors and represented by the stock certificates listed on Schedule I hereto. There have been delivered to the Agent with respect to all the certificated Pledged Stock existing on the date hereof, certificates evidencing such Pledged Interests, together with undated stock powers or other transfer instruments duly executed in blank by the Pledgor.

          1.2. The Pledgor agrees to deliver all the Collateral to the Agent at such location as the Agent shall from time to time designate by written notice pursuant to Section 19 hereof for its custody at all times until termination of this Agreement, together with such instruments of assignment and transfer as requested by the Agent.

          1.3. All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by the Agent in exercising any right, power or remedy conferred by this Agreement, or in the enforcement thereof, shall become a part of the Obligations secured hereunder and shall be paid to the Agent for the benefit of the Lenders by each Pledgor immediately upon demand therefor, with interest thereon until paid in full at the Base Rate.

     2.   Status of Pledged Stock.

     Each Pledgor hereby represents and warrants to the Agent for the benefit of the Lenders that (a) all of the shares of the Pledged Stock are validly issued and outstanding, fully paid and nonassessable and constitute all the issued and outstanding shares of voting stock of each Domestic Subsidiary, as set forth on
Schedule I hereto, (b) each Pledgor is the registered and record and beneficial owner of its Pledged Stock, free and clear of all Liens, charges, equities, encumbrances and restrictions on pledge or transfer (other than the pledge hereunder and under the Loan Documents, Permitted Liens and applicable restrictions pursuant to federal and state securities laws), (c) it has full corporate power, legal right and lawful authority to execute this Agreement and to pledge, assign and transfer its Pledged Stock in the manner and form hereof, and (d) the pledge, assignment, grant of security interest in, and delivery of its Pledged Stock (other than the Membership Interest) to the Agent for the benefit of the Lenders pursuant to this Agreement and the filing of any appropriate UCC financing statements creates a valid and perfected first priority security interest in such Pledged Stock, securing the payment of the Obligations. Except as otherwise expressly provided herein or in the Loan Agreement, none of the Pledged Stock (nor any interest therein or thereto) shall be sold, transferred or assigned without the Agent's prior written consent, which may be withheld for any reason. Each Pledgor covenants with the Agent for the benefit of the Lenders that it shall at all times cause its Pledged Stock to be represented by the certificates now and hereafter delivered to the Agent in accordance with Section 1 hereof and that it shall cause each of its Subsidiaries not to issue any capital stock, or securities convertible into capital stock, at any time during the term of this Agreement other than to a Pledgor or another Pledgor who shall immediately pledge such additional capital stock to the Agent on substantially identical terms as are contained herein. Each Pledgor hereby agrees not to enter into any agreement requiring that the voting rights associated with the Pledged Stock be exercised in any particular manner nor grant any interest in or permit to exist any Lien, charge, encumbrance or restriction with respect to the Pledged

Stock (other than applicable restrictions pursuant to federal and state securities laws and Permitted Liens).

     3.   Preservation and Protection of Collateral.

          3.1. The Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.

          3.2. Each Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP. Upon the failure of any Pledgor to so pay or contest such taxes, charges, Liens or assessments, the Agent at its option may pay or contest any of them (the Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments).

     4.   Default.

          If an Event of Default set forth in the Loan Agreement shall occur and be continuing, or should a Pledgor fail otherwise to comply with the terms hereof (any of the foregoing an "Event of Default"), the Agent is given full power and authority, then or at any time thereafter, to sell, assign and deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Agent may elect; and any such sale may be made either at public or private sale at the Agent's place of business or elsewhere, either for cash or upon credit or for future delivery, at such price as the Agent may reasonably deem fair; and the Agent may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of a Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Agent. Pledgor recognizes that the Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the stock for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or
(iii) to limit the amount of Collateral sold to any Person or group. Each Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of such Collateral to register or otherwise qualify them, even if such issuer would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law. Each Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Pledgor hereby acknowledges that a ready market may not exist for the Pledged Stock if such Pledged Stock is not traded on a national securities exchange or quoted on an automated quotation system and in such event the Pledged Stock may be sold for an amount less than a pro rata share of the fair market value of the issuer's assets minus its liabilities. In addition to the foregoing, the Lenders may exercise such other rights and remedies as may be available under the Loan Documents, at law (including without limitation the UCC) or in equity.

     5.   Proceeds of Sale.

          The proceeds of the sale of any of the Collateral and all sums received or collected from or on account of such Collateral shall first be applied to the payment of expenses incurred or paid by the Agent in connection with any sale, transfer or delivery of the Collateral, then to the payment of any other costs, charges, reasonable attorneys' fees or expenses incurred by Agent in connection to and then in accordance with the terms of the Loan Agreement. The Agent shall, upon satisfaction in full of all such Obligations, pay any balance to Pledgors.

     6.   Presentments, Etc.

          The Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Obligations secured hereunder, except as required by Applicable Law.

     7.   Attorney-in-Fact.

          Each Pledgor hereby appoints the Agent as such Pledgor's attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to such Pledgor representing any dividend, payment, or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.

     8.   Absolute Rights and Obligations.

          All rights of the Lenders, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

          8.1. any lack of validity or enforceability of the Loan Agreement, any other Loan Document or any other agreement or instrument relating to any of the Obligations;

          8.2. any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument relating to any of the Obligations;

          8.3. any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from the terms of the Loan Agreement, any guaranty, or any other security for all or any of the Obligations; or

          8.4. any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or of this Agreement.

     9.   Waiver by Pledgors.

          Each Pledgor waives (to the extent permitted by applicable law) (a) any right to require any Agent, any Lender or any other obligee of the Obligations to (i) proceed against the Pledgors, a Borrower, any Guarantor or any other Person or entity, (ii) proceed against or exhaust any Collateral as defined in the Loan Agreement, or (iii) pursue any other remedy in its power and
(b) any defense arising by reason of any disability or other defense of the Borrower, any Guarantor or any other Person, or by reason of the cessation from any cause whatsoever of the liability of the Borrower, any Guarantor or any other Person or entity. Until the payment in full of the Obligations and the termination of the Loan Agreement, no Pledgor shall have any right of subrogation, and each Pledgor waives any right to enforce any remedy which Agent or any Lender or any other obligee of the Obligations now has or may hereafter have against any other Person and waives (to the extent permitted by applicable law) any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Agent for the benefit of the Lenders. Each Pledgor authorizes Agent, any Lender and any other obligee of the Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as Agent. such Lender or obligee in its discretion may determine.

          The Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Pledgor free and clear of all liens and the receipt thereof by such Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Lenders shall thereafter be discharged from any liability or responsibility therefor.

     10.  Dividends and Voting Rights.

          10.1. All dividends and other distributions with respect to any of the Pledged Stock shall be subject to the pledge hereunder except for dividends, if any, permitted to be retained by such Pledgor under the Loan Agreement. So long as no Event of Default shall have occurred and be continuing, any such dividends may be retained by such Pledgor free from any Liens hereunder. Following the occurrence and during the continuance of any Event of Default, all dividends shall be promptly delivered to the Agent (together with stock powers or instruments of assignment duly executed in blank affixed to any capital stock or other negotiable document or instrument so distributed) to be held, released or disposed of by it hereunder or, at the option of the Agent, to be applied to the Obligations hereby secured as they become due.

          10.2. So long as no Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of a Pledgor shall not be changed and such Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms hereof.

          10.3. Upon the occurrence and during the continuance of any Event of Default, at the option of the Agent, all rights of a Pledgor to receive and retain dividends upon the Collateral shall cease and shall thereupon be vested in the Agent for the benefit of the Lenders.

          10.4. Upon the occurrence and during the continuance of an Event of Default, at the option of the Agent, all rights of a Pledgor to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Agent may thereupon (but shall not be obligated to) cause such Collateral to be registered in the name of the Agent or its nominee or agent for the benefit of the Lenders and exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Pledgor hereby appoints the Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Pledged Stock hereunder upon the occurrence and during the continuance of an Event of Default, which proxy is coupled with an interest and is irrevocable prior to termination of this Agreement, and each Pledgor hereby agrees to provide such further proxies as the Agent may request; provided, however, that the Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

     11.  Power of Sale.

     Until the Obligations have been paid in full and the Loan Agreement terminated or this Agreement terminated in writing by Agent with respect to a Pledgor, the power of sale and other rights, powers and remedies granted to the Agent for the benefit of the Lenders hereunder shall continue to exist and may be exercised by the Agent at any time and from time to time, upon the occurrence and during the continuance of an Event of Default, irrespective of the fact that any Obligations or any part thereof may have become barred by any statute of limitations or that the liability of a Pledgor (other than any Pledgor with respect to which this Agreement has been terminated) may have ceased.

     12.  Other Rights.

     The rights, powers and remedies given to the Agent for the benefit of the Lenders by this Agreement shall be in addition to all rights, powers and remedies given to any Lender by virtue of any statute or rule of law. Any forbearance or failure or delay by the Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Lenders shall continue in full force and effect until such right, power or remedy is specifically waived by the Required Lenders by an instrument in writing.

     13.  Further Assurances.

     Each Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, financing statements, agreements and instruments, as the Agent may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Agent its rights, powers and remedies for the benefit of the Lenders hereunder. Each Pledgor hereby consents and agrees that the issuers of or obligors in respect of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Agent, on behalf of the Lenders, to exercise its rights hereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by such Pledgor or any other Person to any of such issuers or obligors.

     14.  Binding Agreement; Assignment.

     This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Pledgor shall be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement, except as permitted by the Loan Agreement.

     15.  Severability.

     In case any Lien, security interest or other right of any Lender or any provision hereof shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other Lien, security interest or other right granted hereby or provision hereof.

     16.  Counterparts.

     This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

     17.  Termination.

     This Agreement and all obligations of the Pledgors hereunder shall automatically terminate without delivery of any instrument or performance of any act by any party on the payment finally and in full of the Obligations and the termination of the Loan Agreement. Upon such termination of this Agreement, the Agent shall, at the sole expense of the Pledgors, deliver to Pledgors the certificates evidencing their respective shares of Pledged Stock, together with any cash then constituting the Collateral not then sold or otherwise applied to the Obligations and take such further actions as may be necessary to effect the same.

     18.  Indemnification.

     Each Pledgor hereby covenants and agrees to pay, indemnify, and hold the Agent and each Lender harmless from and against any and all other out-of-pocket liabilities, costs, expenses or disbursements of any kind or nature whatsoever arising in connection with any claim or litigation by any Person resulting from the execution, delivery, enforcement, performance and administration of this Agreement or the Loan Documents, or the transactions contemplated hereby or thereby, or in any respect relating to the Collateral or any transaction pursuant to which such Pledgor has incurred any Obligation (all the foregoing, collectively, the "Indemnified Liabilities"); provided, however, that the Pledgor shall have no obligation hereunder with respect to Indemnified Liabilities arising from the willful misconduct or gross negligence of the Agent or any Lender. The agreements in this subsection shall survive repayment of all Obligations and the termination or expiration of this Agreement.

     19.  Notice.

     All notices, requests and demands to or upon a party hereto shall be in writing and shall be sent by certified or registered mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and shall be deemed to have been validly served, given or delivered when delivered against receipt or, in the case of facsimile transmission, when received (if on a Business Day (as defined in the Loan Agreement) and, if not received on a Business Day, then on the next Business Day after receipt) at the office where the noticed party's telecopier is located, in each case addressed to the noticed party as set forth below:


          (A) If to Agent:              Fleet Capital Corporation
                                        300 Galleria Parkway, N.W.
                                        Suite 800
                                        Atlanta, Georgia  30339
                                        Attention: Loan Administration Officer
                                        Telecopy No.: (770) 859-2483

              With a courtesy copy to:  Parker, Hudson, Rainer & Dobbs LLP
                                        1500 Marquis Two Tower
                                        285 Peachtree Center Avenue, N.E.
                                        Atlanta, Georgia  30303
                                        Attention: C. Edward Dobbs, Esq.
                                        Telecopy No.: (404) 522-8409

          (B) If to Pledgors:           Danka Holding Company
                                        11201 Danka Circle, N.
                                        St. Petersburg, Florida  33716
                                        Attention:  Larry Schaad, Treasurer
                                        Telecopy No.: (727) 577-4802
                                        Copy to:  Keith Nelsen, Esq.
                                        Telecopy No.: (727) 579-2880

              With a courtesy copy to:  Skadden, Arps, Slate, Meagher & Flom
                                        (Illinois)
                                        333 West Wacker Drive
                                        Chicago, Illinois
                                        Attention: David F. Kolin, Esq.
                                        Telecopy No.: (312) 407-8537

or to such other address as each party may designate for itself by like notice given in accordance with this Section 19.

     20.  Governing Law; Waivers.

     (a) This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York (including N.Y. Gen. Obligs. Section 5-1401) ; provided, however, that, if any of the Collateral shall be located in any jurisdiction other than New York, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of Agent's Lien upon such Collateral and the enforcement of Agent's other remedies in respect of such Collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of the State of New York. As part of the consideration for new value given to Pledgors under the Loan Agreement, and regardless of any present or future domicile or principal place of business of any Pledgor, each Pledgor hereby consents and agrees that the State Courts of New York sitting in the Borough of Manhattan, or, at Agent's option, the United States District Court for the Southern District of New York, shall have jurisdiction to hear and determine any claims or disputes among any or all Pledgors pertaining to this Agreement or to any matter arising out of or related to this Agreement. Each Pledgor expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such Court, and each Pledgor hereby waives any objection that such Pledgor may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such Court. Each Pledgor hereby waives personal service of the summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaint and other process may be made by certified mail addressed to such Pledgor at the address set forth in this Agreement and that service so made shall be deemed completed upon the earlier of such Pledgor's actual receipt thereof or 3 days after deposit in the U.S. mails, proper postage prepaid. Nothing in this Agreement shall be deemed or operate to affect the right of Agent to serve legal process in any other manner permitted by law, or to preclude the enforcement by Agent of any judgment or order obtained in such forum or the taking of any action under this Agreement to enforce same in any other appropriate forum or jurisdiction.

     (b) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PLEDGOR AND AGENT HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM CONCERNING THIS AGREEMENT.

     21. Definitions. All capitalized terms used in this Agreement, unless otherwise defined in this Agreement, shall have the meanings ascribed to such terms in the Loan Agreement

     IN WITNESS WHEREOF, the parties have duly executed this Stock Pledge Agreement on the day and year first written above.

                                        PLEDGORS:

                                        DANKA HOLDING COMPANY


                                        By:  /s/ Keith J. Nelsen
                                           ------------------------------------
                                        Name:  Keith J. Nelsen
                                             ----------------------------------
                                        Title: Secretary and General Counsel
                                              ---------------------------------


                                        DANKA OFFICE IMAGING COMPANY


                                        By:  /s/ Keith J. Nelsen
                                           ------------------------------------
                                        Name:  Keith J. Nelsen
                                             ----------------------------------
                                        Title: Secretary and General Counsel
                                              ---------------------------------

                                        AGENT:

                                        FLEET CAPITAL CORPORATION,
                                        as Agent for the Lenders


                                        By:  /s/ Stephen Y. McGehee
                                           ------------------------------------
                                        Name:  Stephen Y. McGehee
                                             ----------------------------------
                                        Title: Senior Vice President
                                              ---------------------------------

                                   SCHEDULE I
                                   ----------

------------------------------------------------------------------------------------------------------------------------------
                                                   Total Number
                    Name of Pledged                of Shares of   Total Number of                                      Par
                     Subsidiary or      Class of      Class       Shares of Class   Total Number of   Certificate     Value
Name of Pledgor         Issuer           Stock      Authorized      Outstanding     Shares Pledged       Number     Per Share
------------------------------------------------------------------------------------------------------------------------------
 Danka Holding        Danka Office
    Company         Imaging Company      Common       10,000           1,000             1,000             1        $     1.00
------------------------------------------------------------------------------------------------------------------------------
 Danka Holding       Danka Imaging
    Company       Distributors, Inc.     Common       10,000           1,000             1,000             1        $     1.00
------------------------------------------------------------------------------------------------------------------------------
 Danka Holding      D.I. Investment
    Company        Management, Inc.      Common        1,000            100               100              3        $     1.00
------------------------------------------------------------------------------------------------------------------------------
 Danka Holding     Quality Business,
    Company              Inc.             N/A          7,000            100               100              3        $     1.00
------------------------------------------------------------------------------------------------------------------------------
                       Corporate
 Danka Holding     Consulting Group,
    Company              Inc.             N/A           500             468               400            0032       $    50.00
------------------------------------------------------------------------------------------------------------------------------
 Danka Holding     American Business
    Company       Credit Corporation      N/A          1,000           1,000             1,000             2        $     1.00
------------------------------------------------------------------------------------------------------------------------------
 Danka Holding     Danka Management       N/A         10,000            200               160             100       $     1.00
    Company        II Company, Inc.                                                        40             103
------------------------------------------------------------------------------------------------------------------------------
                        Herman
 Danka Holding     Enterprises, Inc.     Common        5,000           5,000             4,000             2        $     1.00
    Company        of South Florida                                                      1,000             4
------------------------------------------------------------------------------------------------------------------------------
 Danka Holding     Danka Management       N/A          1,000            200               100              1        $     1.00
    Company          Company, Inc.                                                        100              2
------------------------------------------------------------------------------------------------------------------------------